LIMITED POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENT, that I, MARION E. FAJEN, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 21th day of April, 1997

WITNESS:

/s/ Catherine L. Fajen           /s/ Marion E. Fajen
------------------           ------------------
Catherine L. Fajen                  Marion E. Fajen

LIMITED POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENT, that I, NICHOLAS A. O'KULICH, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 24th day of April, 1997

WITNESS:

/s/ Carolyn Grossi           /s/ Nicholas A. O'Kulich
------------------                ------------------
Carolyn Grossi                   Nicholas A. O'Kulich

 LIMITED POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENT, that I, JACK R. HARNES, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 16th day of April, 1997

WITNESS:

/s/ Carolyn Grossi           /s/ Jack R. Harnes
------------------           ------------------
Carolyn Grossi                   Jack R. Harnes

                           LIMITED POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENT, that I, PETER J. DALIA, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 16th day of April, 1997

WITNESS:

/s/June M Romia     /s/          Peter J. Dalia
------------------           ------------------
June M. Romia                   Peter J. Dalia

                         LIMITED POWER OF ATTORNEY

       KNOW  ALL MEN BY THESE  PRESENT,  that I, C.C. GAMWELL, III  a
Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D.Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 17th  day of April, 1997.

WITNESS:

/s/Henry C.T. Hsiang                 /s/ C.C. Gamwell, III
---------------------                   ----------------------
Henry C.T. Hsiang                       C.C. Gamwell, III

                         LIMITED POWER OF ATTORNEY

       KNOW  ALL MEN BY THESE  PRESENT,  that I, PATRICK J. FOLEY  a
Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D.Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 14th day of April, 1997.

WITNESS:

/s/Judy Pirouz                     /s/ Patrick J. Foley
--------------                     --------------------
Judy Pirouz                        Patrick J. Foley

                            LIMITED POWER OF ATTORNEY


           KNOW  ALL MEN BY THESE  PRESENT,  that I,  MAURICE  R.  GREENBERG,  a
Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D.Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 14th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi           /s/ Maurice R. Greenberg
------------------           ------------------------
Carolyn Grossi                    Maurice R. Greenberg

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, HOWARD E.GUNTON, JR., Chief Accounting Officer of American International Life Assurance Company of New York,a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997.

WITNESS:

/s/ Kathleen E. Baker           /s/ Howard E. Gunton, Jr.
---------------------            ---------------------
Kathleen E. Baker                   Howard E. Gunton, Jr.

                            LIMITED POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENT, that I, JEFFREY M. KESTENBAUM, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 16th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi          /s/ Jeffrey  M. Kestenbaum
------------------          ----------------------
Carolyn Grossi                 Jeffrey M. Kestenbaum

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, JACOB E. HANSEN, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 16th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi          /s/ Jacob E. Hansen
------------------          ----------------------
Carolyn Grossi                 Jacob E. Hansen

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, EDWIN A. G. MANTON, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 12th day of April, 1997.

WITNESS:

/s/ Judith Caruso                   /s/ Edwin A. G. Manton
-----------------                   ----------------------
Judith Caruso                       Edwin A. G. Manton

   LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, JEROME T. MULDOWNEY, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi              /s/ Jerome T. Muldowney
------------------              -----------------------
Carolyn Grossi                 Jerome T. Muldowney

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, WIN J. NEUGER, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi                   /s/ Win J. Neuger
------------------                   -----------------
Carolyn Grossi                       Win J. Neuger

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, ROBERT J. O'CONNELL, Director, Chief Executive Officer and President of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission alldocuments required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 16th day of April, 1997.
WITNESS:

/s/ Carolyn Grossi                  /s/ Robert J. O'Connell
------------------                  -----------------------
Carolyn Grossi                       Robert J. O'Connell

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, JOHN R. SKAR, a Director, of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 14th day of April 1997.
WITNESS:

/s/Carol L. Norris                 /s/ John R. Skar
-----------------                  ----------------
Carol L. Norris                    John R. Skar

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, ERNEST E. STEMPEL, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997.
WITNESS:

/s/ Carolyn Grossi           /s/ Ernest E. Stempel
------------------           ---------------------
Carolyn Grossi                 Ernest E. Stempel

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, GERALD W. WYNDORF, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi           /s/ Gerald W. Wyndorf
------------------           ---------------------
Carolyn Grossi                   Gerald W. Wyndorf

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, DAVID J. WALSH, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi                           /s/ David J. Walsh
---------------------                        ------------------
Carolyn Grossi                               David J. Walsh

                    LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, JOHN I. HOWELL, a Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth
D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 16th day of April, 1997.

WITNESS:

/s/ Joan H. Nixon                      /s/ John I. Howell
---------------------                        ------------------
Joan H. Nixon                               John I.Howell